UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(D) of
                     the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 6, 2003

                         ROFIN-SINAR TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Delaware                      000-21377                38-3306461
----------------------------   ----------------          --------------------
(State of other jurisdiction   (Commission File           (I.R.S. Employer
of incorporation)                   Number)                Identification No.)


                40984 Concept Drive, Plymouth, MI           48170
           ----------------------------------------    ------------
           (Address of principal executive offices)     (Zip Code)



                                 (734) 455-5400
                ----------------------------------------------------
                (Registrant's telephone number, including area code)



                                 Not Applicable
             ------------------------------------------------------
               (Former name, former address and former fiscal year
                         if changed since last report)





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Item 12.  Results of Operations and Financial Condition

On November 6, 2003, Rofin-Sinar Technologies Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended September 30, 2003. The earnings release is furnished as Exhibit 99.1 to this current report.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

                                        Rofin-Sinar Technologies Inc.
                                        -----------------------------------
                                                (Registrant)

Date:  November 14, 2003                     /s/ Cindy Denis
                                        -----------------------------------
                                        Cindy Denis
                                        Controller

                                 Exhibit Index

Exhibit Number          Description
--------------          --------------
99.1                    Press release dated November 6, 2003, reporting the
                        Company's earnings for the fourth quarter and fiscal year ended September 30, 2003